UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2013

CAPSTONE FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54905	46-0684479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Michelson Dr., Suite 700, Irvine CA	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 798-4478

Copies of Communications to:
Stoecklein Law Group
401 West A Street, Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-1325

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical fact are “forward-looking statements”, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

This Current Report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward-looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about actual or potential future sales, subscriptions, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission (“SEC”) which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

References throughout this Current Report on Form 8-K to “we,” “our,” “us,” “the Company,” “the Registrant,” “CAPP,” “Capstone,” and similar terms refer to Capstone Financial Group, Inc., unless otherwise expressly stated or the context otherwise requires.  This Current Report contains summaries of the material terms of the agreements executed in connection with the transactions described herein.  The summaries of these agreements are subject to, and qualified in their entirety by, reference to those agreements, all of which are incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.06 Change in Shell Company Status

On November 19, 2013, Capstone Financial Group, Inc.’s officers and directors determined the Company has ceased being a shell company as the term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act for the following reasons:

•	The Company’s officers and directors have established business operations within the Company;
•	During the three months ended September 30, 2013, CAPP recorded $121,627 in revenue related to financial services consulting;
•
As of October 31, 2013, the Company has $1,470,547 in assets. The Company had $550,675 in cash and line of credit receivable with a related party of $919,872.  The determination of CAPP’s assets (including cash and cash equivalents) is based solely on the amount of assets that would be reflected on the Company’s balance sheet prepared in accordance with generally accepted accounting principles; and

•	The Company has 3 employees.

The current operations of the Company are described in this Current Report on Form 8-K.

FORM 10 DISCLOSURE

           We are providing below the information that would be included in a Form 10 as if we were to file a Form 10.

DESCRIPTION OF BUSINESS

General Business Development

Capstone Financial Group, Inc. is a development stage company which was incorporated in the State of Nevada in July of 2012 as Creative App Solutions, Inc. We were formed to design and sell mobile apps for smart phones and other mobile platforms such as tablets.

In an effort to substantiate stockholder value, we re-assessed our business plan, and have aggressively been seeking out other business opportunities. We have been in preliminary discussions with a private company interested in a potential merger. As of the date of this filing, there have been no definitive agreements reached with this company. If and when we enter into a definitive agreement with any company, we will file a current report on Form 8-K.

During the quarter ended September 30, 2013, we changed our business plan to offer financial services and consulting to businesses and we rely heavily on our new management team to pursue business opportunities.

On August 26, 2013, we changed our name from Creative App Solutions, Inc. to Capstone Financial Group, Inc. The amendment occurred as a result of our stockholders approving the amendment at the 2013 Annual Meeting of Stockholders and a subsequent vote by the Board of Directors.

On August 26, 2013, we entered into an Assignment, Assumption and Consent Agreement with Darin Pastor, our chief executive officer, wherein Mr. Pastor assigned the rights and obligations of the Engagement Agreement dated July 29, 2013 with Instant BioScan, LLC, an Arizona limited liability company (“IBS”), in exchange for the Company assuming the obligations of performance under the terms and conditions of the Engagement Agreement. The term of the Engagement Agreement shall be for a period of 270 days from the date of July 29, 2013. Pursuant to the Engagement Agreement we will act in the capacity of an independent contractor, where appropriate, in connection with: 1) assisting IBS as it would concern: (a) the refinement of its business plan, (b) the pre-money estimated valuations of IBS associated with certain capital market financing, (c) the marketing strategy, accounting firm selection, legal counsel selection and investor communications associated with its contemplated project and/or corporate level capital funding, and: 2) the placement by IBS of certain short-term loans, short-term lines or letters of credit and/or other types of short-term credit facilities in the amount of up to approximately $1,350,000. During the three months ended September 30, 2013, we recorded $121,627 in revenue related to financial services consulting pursuant to the assignment of the Engagement Agreement.

On September 6, 2013, we effectuated a 20 to 1 forward split of the Company’s issued and unissued common stock as of September 23, 2013, the record date. Immediately after the forward split, the number of shares issued and outstanding increased to 90,200,000. The number of authorized shares increased from 100,000,000 to 2,000,000,000 common shares.

Recent Change in Management

On August 6, 2013, the Board of Directors (“Board”) appointed Darin Pastor to serve as a member of the Board.

On August 26, 2013, Ryan Faught submitted his letter of resignation from his position as President, CEO, Treasurer, and Director of the Company. The resignation was accepted by the Company on August 26, 2013.

On August 26, 2013, Matthew Lane submitted his letter of resignation from his position as Secretary of the Company. The resignation was accepted by the Company on August 26, 2013.

On August 26, 2013, in connection with resignations of Ryan Faught and Matthew Lane, the Board unanimously appointed Darin Pastor to serve as the Chief Executive Officer (“CEO”), Secretary, Treasurer, and Chairman of the Company.

On August 26, 2013, in connection with resignations of Ryan Faught and Matthew Lane, the Board unanimously appointed George Schneider to serve as the President, Chief Investment Officer (“CIO”), and a Director of the Company.

On September 25, 2013, the Board unanimously appointed Halford W. Johnson as Chief Financial Officer (“CFO”) of the Company.

Change of Control

On September 6, 2013, Darin Pastor acquired control of the Company pursuant to a Common Stock Purchase Agreement entered into by Mr. Ryan Faught (the “Seller”) and Mr. Darin Pastor (the “Purchaser”), providing for the purchase by Mr. Pastor from the Seller of 3,548,200 pre-split shares of Common Stock (70,964,000 post-split shares), par value $0.001 (the “Common Stock”), representing 78.7% of the issued and outstanding shares of the Company for a purchase price of $1,774.10.

Additionally, pursuant to a Common Stock Purchase Agreement, dated September 6, 2013 (the “Schneider Agreement”) entered into by Mr. Ryan Faught (the “Seller”) and Mr. George Schneider (the “Purchaser”), providing for the purchase by Mr. Schneider from the Seller of 451,800 pre-split shares of Common Stock (9,036,000 post-split shares), par value $0.001 (the “Common Stock”), representing 10% of the issued and outstanding shares of the Company for a purchase price of $225.90.

Business of Capstone Financial Group, Inc.

Capstone Financial Group, Inc. (“Capstone” or the “Company”) provides a full range of business and financial services to a diverse group of clients and customers, including corporations, governments, financial institutions and individuals. Capstone’s executive management team consists of leaders who have more than 100 collective years of experience in wealth management and investment banking, with a superior level of understanding of clean technology and industrial growth, capital raising services concerning municipal government interests, and private placements and public offerings of corporate debt and corporate equity.

We provide business and financial services in connection with assisting companies refine their business plan, the marketing strategy, broker-dealer selection, accounting firm selection, legal counsel selection and investor communications associated with the contemplated project, and the placement of certain short-term loans, short-term lines or letters of credit and/or other types of short-term credit facilities.

We provide business and financial services to help companies strengthen and grow their businesses. Clients can contract for comprehensive service or select any combination of services to meet their needs and the growth stage of their enterprise.

Competition

Our primary competitors will be local and regional companies that provide similar comprehensive business and financial services. These companies may already have an established market in our industry. Most of these companies have significantly greater financial and other resources than us and have been developing their products and services longer than we have been developing ours.

Description of Property

We currently maintain an executive office at 2600 Michelson Dr., Suite 700, Irvine, CA 92612. As of September 30, 2013, we had no monthly rent, nor did we accrue any expense for monthly rent. The office space is currently provided at no cost from an officer and director of the Company.

Personnel

As of the date of this filing, we have 3 full-time employees.

AVAILABLE INFORMATION

We file annual, quarterly and other reports and other information with the SEC. You can read these SEC filings and reports over the Internet at the SEC's website at www.sec.gov or on our website at www.capstonefinancialgroupinc.com. You can also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549 on official business days between the hours of 10:00 am and 3:00 pm. Please call the SEC at (800) SEC-0330 for further information on the operations of the public reference facilities. We will provide a copy of our annual report to security holders, including audited financial statements, at no charge upon receipt to of a written request to us at Capstone Financial Group, Inc., 2600 Michelson Dr., Suite 700, Irvine, CA 92612.

RISK FACTORS

In the course of conducting our business operations, we are exposed to a variety of risks that are inherent to the business and financial services industry. The following discusses some of the key inherent risk factors that could affect our business and operations, as well as other risk factors which are particularly relevant to us. Other factors besides those discussed below or elsewhere in this report also could adversely affect our business and operations, and these risk factors should not be considered a complete list of potential risks that may affect us. As of the date of this filing our management is aware of the following material risks.

Risks Relating To Our Business and Marketplace

We are a start-up company with limited operating history.

We have conducted only very limited business and financial services and consulting activities to businesses. Accordingly, we have a limited operating history and our business strategy may not be successful. Our failure to implement a successful business strategy will materially adversely affect our business, financial condition and results of operations.

We may need additional capital in the future to finance our operations, which we may not be able to raise or it may only be available on terms unfavorable to us and or our stockholders. This may result in our inability to fund our working capital requirements and harm our operational results.

We have and expect to continue to have substantial capital expenditure and working capital needs. We believe that current cash on hand and the other sources of liquidity will be sufficient enough to fund our operations in the ordinary course of business through fiscal 2014.However, if we experience extraordinary expenses or other events beyond our control, we may need to raise additional funds to continue our operations.

Additional financing might not be available on terms favorable to us, or at all. If adequate funds were not available or were not available on acceptable terms, our ability to fund our operations, take advantage of unanticipated opportunities, develop or enhance our business or otherwise respond to competitive pressures would be significantly limited.

As a business and financial service company, our success depends, in part, on our ability to adapt our products and services to evolving industry standards.

Our business model is based on a diversified mix of businesses that provides a wide range of business and financial products and services, delivered through multiple distribution channels. Which means our success depends, in part, on our ability to adapt our products and services to evolving industry standards. There is increasing pressure by competition to provide products and services at lower prices. This can reduce our revenues from our fee-based products and services. In addition, the widespread adoption of new technologies, including Internet services, could require us to incur substantial expenditures to modify or adapt our existing products and services. We might not be successful in developing and introducing new products and services, responding or adapting to changes in consumer spending and saving habits, achieving market acceptance of our products and services, or developing and maintaining loyal customers.

We may not be able to retain our key personnel or hire the personnel we need to sustain and grow our business.

We face intense competition for qualified employees from businesses in the financial services industry.  Our performance is highly dependent upon our ability to attract, retain, and motivate highly skilled, talented employees.  Given our relatively small size compared to some of our competitors, the performance of our business may be more adversely affected than our competitors would be if we lose well-performing employees and are unable to attract new ones.

Changes in accounting standards, especially those that relate to management estimates and assumptions, are unpredictable and may materially impact how we report and record our financial condition.

Our accounting policies and methods are fundamental to how we record and report our financial condition and results of operations. Some of these policies require use of estimates and assumptions that may affect the value of our assets or liabilities and financial results and are critical because they require management to make difficult, subjective and complex judgments about matters that are inherently uncertain. From time to time the Financial Accounting Standards Board (“FASB”) and the SEC change the financial accounting and reporting standards that govern the preparation of our financial statements. In addition, accounting standard setters and those who interpret the accounting standards (such as the FASB, the SEC, banking regulators and our outside auditors) may change or even reverse their previous interpretations or positions on how these standards should be applied. These changes can be hard to predict and can materially impact how we record and report our financial condition and results of operations. In some cases, we could be required to apply a new or revised standard retroactively, resulting in our restating prior period financial statements.

Our auditor’s report reflects the fact that the ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately the achievement of significant operating revenues. If we are unable to continue as a going concern, you will lose your investment.

Additionally, our auditor’s report reflects that the ability of Capstone Financial Group, Inc. to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. If we are unable to continue as a going concern, you will lose your investment. You should not invest in this offering unless you can afford to lose your entire investment.

We are an “emerging growth company” under the JOBS Act of 2012, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”), and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards.  As a result, our financial statements may not be comparable to those of companies that comply with public company effective dates.

We will remain an “emerging growth company” for up to five years, although we will lose that status sooner if our revenues exceed $1 billion, if we issue more than $1 billion in non-convertible debt in a three year period, or if the market value of our common stock that is held by non-affiliates exceeds $700 million.”

Even if we no longer qualify as an “emerging growth company”, we may still be subject to reduced reporting requirements so long as we are considered a “Smaller Reporting Company.”

Many of the exemptions available for emerging growth companies are also available to smaller reporting companies like us that have less than $75 million of worldwide common equity held by non-affiliates.  So, although we may no longer qualify as an emerging growth company, we may still be subject to reduced reporting requirements.

Risks Relating To Our Common Stock

Our common stock currently has low trading volume and any sale of a significant number of shares is likely to depress the trading price.

Our common stock is quoted on the OTCQB. Traditionally, the trading volume of the common stock has been limited. Because of this limited trading volume, holders of our securities may not be able to sell quickly any significant number of such shares, and any attempted sale of a large number of our shares will likely have a material adverse impact on the price of our common stock. Because of the limited number of shares being traded, the price per share is subject to volatility and may continue to be subject to rapid price swings in the future.

If the trading price of our common stock falls below $5.00 per share it will be deemed a low-priced “Penny” stock and an investment in our common stock should be considered high risk and subject to marketability restrictions.

If our common stock becomes a penny stock, as defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for investors to liquidate their investment even if and when a market develops for the common stock. In the event the trading price of the common stock drops below $5.00 per share, if ever, trading in the common stock will be subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

•	Deliver to the customer, and obtain a written receipt for, a disclosure document;
•	Disclose certain price information about the stock;
•	Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;
•	Send monthly statements to customers with market and price information about the penny stock; and
•	In some circumstances, approve the purchaser’s account under certain standards and deliver written statements to the customer with information specified in the rules.

Consequently, the penny stock rules may restrict the ability or willingness of broker-dealers to sell the common stock and may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit our ability to raise additional capital in the future.

We have the ability to issue additional shares of our common stock and shares of preferred stock without asking for stockholder approval, which could cause your investment to be diluted.

Our Articles of Incorporation authorizes the Board of Directors to issue up to 2,000,000,000 shares of common stock and 10,000,000 shares of preferred stock.  The power of the Board of Directors to issue shares of common stock, preferred stock or warrants or options to purchase shares of common stock or preferred stock is generally not subject to shareholder approval.  Accordingly, any additional issuance of our common stock, or preferred stock that may be convertible into common stock, may have the effect of diluting one’s investment.

FINRA sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, the FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

If we fail to remain current on our reporting requirements with the SEC, we could be removed from the OTC Bulletin Board, which would limit the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market.

Companies trading on the OTC Bulletin Board, generally must be reporting issuers under Section 12 of the Securities Exchange Act of 1934, as amended, and must be current in their reports under Section 13, in order to maintain price quotation privileges on the OTC Bulletin Board.  More specifically, FINRA has enacted Rule 6530, which determines eligibility of issuers quoted on the OTC Bulletin Board by requiring an issuer to be current in its filings with the Commission.  Pursuant to Rule 6530(e), if we file our reports late with the Commission three times in a two-year period or our securities are removed from the OTC Bulletin Board for failure to timely file twice in a two-year period, then we will be ineligible for quotation on the OTC Bulletin Board.  As a result, the market liquidity for our securities could be severely adversely affected by limiting the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market.  As of the date of this filing, we have no late filings reported by FINRA.

Our internal controls may be inadequate, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. As defined in Exchange Act Rule 13a-15(f), internal control over financial reporting is a process designed by, or under the supervision of, the principal executive and principal financial officer and effected by the board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

We have a limited number of personnel that are required to perform various roles and duties. These individuals developed our internal control procedures and are responsible for monitoring and ensuring compliance with those procedures. As a result, our internal controls may be inadequate or ineffective, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public. Investors relying upon this misinformation may make an uninformed investment decision.

Concentrated Ownership.  An excess of a majority of our outstanding voting securities are held by two individuals and they can elect all directors who in turn elect all officers, without the votes of any other stockholders.

Our Chief Executive Officer and our President, collectively own 84.6% of our outstanding voting securities and, accordingly, have effective control of us and may have effective control of us for the near and long term future.  Votes of other stockholders can have little effect when we are managed by our Board of Directors and operated through our officers, all of whom can be elected by these two individuals.

We do not expect to pay dividends in the near future.

We do not expect to declare or pay any dividends on our common stock in the foreseeable future. The declaration and payment in the future of any cash or stock dividends on the common stock will be at the discretion of our Board of Directors and will depend upon a variety of factors, including our ability to service our outstanding indebtedness, if any, and to pay dividends on securities ranking senior to the common stock, our future earnings, if any, capital requirements, financial condition and such other factors as our Board of Directors may consider to be relevant from time to time.  Our earnings, if any, are expected to be retained for use in expanding our business.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATION

OVERVIEW AND OUTLOOK

Our Operations

Capstone Financial Group, Inc. provides business and financial services to help companies strengthen and grow their businesses.

Going Concern

The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. As of September 30, 2013 the Company had an accumulated deficit of $107,147. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

RESULTS OF OPERATIONS

Results of Operations for the Three Months Ended September 30, 2013

In the three months ended September 30, 2013, we generated $121,627 in revenues.

Operating expenses during the three months ended September 30, 2013 were $70,325, $57,636 of which was professional fees associated with legal and accounting expenses and the remaining $12,689 was related to general and administrative costs. In comparison, operating expenses from inception (July 10, 2012) to September 30, 2012 were $11,397, of which $10,800 was in professional fees and the remaining $597 was related to general and administrative costs. The increase in professional fees is due to increased legal and accounting work.

Results of Operations for the Nine Months Ended September 30, 2013

In the nine months ended September 30, 2013, we generated $121,627 in revenues.

Operating expenses during the nine months ended September 30, 2013 were $180,854, $166,732 of which was professional fees associated with legal and accounting expenses and the remaining $14,122 was related to general and administrative costs. In comparison, operating expenses from inception (July 10, 2012) to September 30, 2012 were $11,397 of which $10,800 was in professional fees and the remaining $597 was related to general and administrative costs. The increase in professional fees is due to increased legal and accounting work.

Liquidity and Capital Resources

As of September 30, 2013, we had $ 45,566 in cash. Since inception, we have financed our cash flow requirements through issuance of common stock. As we expand our activities, we may, and most likely will, continue to experience net negative cash flows from operations.

In addition, we secured a line of credit with a former related party for up to $200,000. As of September 30, 2013, we have utilized $0 of the $200,000. The terms of the line of credit provided for an interest rate of 6% per annum with all accrued balances due and payable on July 16, 2015. On August 13, 2013, this liability was paid off by the Company.  This line of credit is no longer available to the Company.

Additionally, the former president of the Company loaned $10,000 to the Company. During the three months ended September 30, 2013, the former president of the Company loaned an additional $3,500 to the Company with the same terms.  On August 26, 2013, the former president of the Company forgave $13,500 in debt with the Company plus accrued interest of $702.

On August 8, 2013, we executed a revolving credit grid note with a related party for up to $500,000. As of September 30, 2013, we have utilized $154,443 of the $500,000. The terms of the revolving credit grid note provide for an interest rate of 2% per annum with all accrued balances due and payable on August 8, 2015.

On September 13, 2013, we executed a revolving credit grid note receivable with a related party for up to $500,000. As of September 30, 2013, we have utilized $370,000 of the $500,000. The terms of the revolving credit grid note provide for an interest rate of 2% per annum with all accrued balances due and payable on September 13, 2015. On September 13, 2013, we amended the revolving credit grid note to increase the principal amount from $500,000 to $2,000,000. In October 16, 2013, we utilized an additional $549,872.

Even though we have begun to generate revenues, we can make no assurances and therefore we may incur operating losses in the next twelve months. Our limited operating history makes predictions of future operating results difficult to ascertain. In the future we anticipate obtaining additional financing to fund operations through common stock offerings, to the extent available, or to obtain additional financing to the extent necessary to augment our working capital.

The following table summarizes total current assets, total current liabilities and working capital at September 30, 2013 compared to December 31, 2012.

			Increase / (Decrease)
	September 30, 2013	December 31, 2012	$	%

Current Assets	$45,566	$6,140	$39,426	642%

Current Liabilities	$5,474	$300	$5,174	1,725%

Working Capital (deficit)	$40,092	$5,840	$34,252	587%

Operating activities

Net cash used in operating activities was $57,517 for the period ended September 30, 2013, as compared to $10,597 used in operating activities from inception (July 10, 2012) to September 30, 2012. The increase in net cash used in operating activities was primarily due to an increase in professional fees, as a result of increased legal work.

Investing activities

Net cash used in investing activities was $370,000 for the period ended September 30, 2013 as compared to $0 used in investing activities from inception (July 10, 2012) to September 30, 2012.  The increase is related to the revolving line of credit receivable with a related party.

Financing activities

Net cash provided by financing activities for the period ended September 30, 2013 was $466,943, as compared to $14,000 from inception (July 10, 2012) to September 30, 2012. The increase of net cash provided by financing activities was mainly attributable to capital raised through the sale of common stock and capital provided through a newly executed revolving credit grid note.  There was a decrease due to the repayment of the revolving line of credit.

On July 12, 2012, the Company executed a promissory note with the former president of the Company for the principal amount of $10,000 loaned to the Company. During the three months ended September 30, 2013, the former president of the Company loaned an additional $3,500to the Company.  On August 26, 2013, the former president of the Company forgave $13,500 in debt with the Company and accrued interest of $702.

On August 8, 2013, the Company executed a revolving credit grid note with a related party for up to $500,000. The unsecured line of credit bears interest at 2% per annum with principal and interest due on August 8, 2016. As of September 30, 2013, an amount of $154,442.75 has been used for general corporate purposes with a remaining balance of $345,557.25 available. As of September 30, 2013, the balance of accrued interest was $358.

On September 13, 2013, the Company executed a revolving credit grid note receivable with a related party for up to $500,000. The unsecured line of credit bears interest at 2% per annum with principal and interest due on September 13, 2015. As of September 30, 2013, an amount of $370,000 was loaned to the related party with a remaining balance of $130,000 available. As of September 30, 2013, the balance of accrued interest receivable was $264.  During October 2013, the Company amended the revolving grid note to increase the credit limit to $2,000,000 and loaned an additional $548,912 to a related party.

Without cash flow from operations we will require additional cash resources, including the sale of equity or debt securities, to meet our planned capital expenditures and working capital requirements for the next 12 months.  We will require additional cash resources due to changed business conditions, implementation of our strategy to successfully expand and continue current financial services, or acquisitions we may decide to pursue.  If our own financial resources and then current cash-flows from operations are insufficient to satisfy our capital requirements, we may seek to sell additional equity or debt securities or obtain additional credit facilities.

The sale of additional equity securities will result in dilution to our stockholders.  The incurrence of indebtedness will result in increased debt service obligations and could require us to agree to operating and financial covenants that could restrict our operations or modify our plans to grow the business.  Financing may not be available in amounts or on terms acceptable to us, if at all.  Any failure by us to raise additional funds on terms favorable to us, or at all, will limit our ability to expand our business operations and could harm our overall business prospects.

Off-Balance Sheet Arrangements

As of the date of this Current Report, we did not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Operation Plan

We intend to develop divisions within the Company that will provide small and lower middle market businesses with opportunities for optimal financing, growth, mergers and acquisitions and increased market share. Some of the divisions may include an Investment Banking division, a Clean Technology and Industrial Growth Group. These added divisions will enable Capstone to better advise and assist current and potential corporate clients. As of the date of this filing, these divisions have not been created.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the beneficial ownership of our common stock on December 4, 2013 by those persons known to beneficially own more than 5% of our capital stock and by our Directors and executive officers.  The percentage of beneficial ownership for the following table is based on 91,670,000 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose.  Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power.  It also includes shares of common stock that the stockholder has a right to acquire within 60 days after December 4, 2013, 2013 pursuant to options, warrants, conversion privileges or other rights.  The percentage of ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Security Ownership of Certain Beneficial Owners and Management
Title of Class	Name and address of Beneficial Owner(1)	Amount of Beneficial Ownership	Percent of Class
Common	Darin R. Pastor, CEO, Sec/Treas and Director	69,696,777	74.9%
Common	George L. Schneider, President and Director	9,036,000	9.7%
Common	Halford W. Johnson, Chief Financial Officer	114,497	0.1%
	All Beneficial Owners as a Group	78,847,274	84.7%
(1)
As used in this table, “beneficial ownership” means the sole or united power to vote, or to direct the voting of, a security, or the sole or united investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).  Each Parties’ address is in care of the Company at 2600 Michelson Dr., Suite 700, Irvine CA 92612.

Changes in Control

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following sets forth information about our directors and executive officers as of the date of this report:

Name	Age	Position	Term Commencing
Darin R. Pastor	42	Chief Executive Officer, Secretary, Treasurer & Director	August 26, 2013
George L. Schneider	59	President, Chief Investment Officer and Director	August 26, 2013
Halford W. Johnson	50	Chief Financial Officer	September 25, 2013

Darin Pastor, Age 42, CEO, Secretary, Treasurer, and Chairman - Director of Capstone Financial Group, Inc. since August 2013. Since September 2012, Mr. Pastor has been the Chief Executive Officer of Capstone Affluent Strategies, Inc., an exclusive independent wealth management firm in Irvine, California. As CEO, he is responsible for overseeing all aspects of the wealth management product, service and sales delivery in an expansion or start up region. From June 2011 to September 2012, Mr. Pastor was the Managing Director of Prudential Insurance Company of America where during that time he was named the #1 Managing Director in the nation. From August 2010 to June 2011, Mr. Pastor was the Territory Sales Manager for Colonial Life. From September 2006 to August 2010, Mr. Pastor was the Senior Vice President and the Senior Investment Manager for Chase Investment Services, where he was ranked as the top-selling Senior Investment Manager in the nation during his tenure at JPMorgan Chase & Co. At Chase, he and his team managed $2.6 billion in client assets. From 1996 to 2004, he was the owner of American Mortgage Affiliates where he opened several retail financial center locations throughout New York before selling the company. From 1989 to 1996, he was a Division Manager and owner of Pepsi-Cola Buffalo Bottling Corp. Pastor is a graduate of the University of Liverpool’s MBA program. He holds FINRA Series 6, 7, 24, 51, 63, and 66 registrations as well as life, health insurance and property and casualty insurance licenses. Mr. Pastor is currently a candidate to obtain his Master of Laws in International Banking and Finance and has been accepted to the Harvard Business School’s Advanced Marketing Program and will receive Alumni status upon the program’s completion.

George Schneider, Age 59, President, Chief Investment Officer and a Director - Director of Capstone Financial Group, Inc. since August 2013. Mr. Schneider is currently a Managing Member of Cove Partners, LLC, a specialty investment banking and financial advisory firm formed in 2007 that focuses on the alternative energy (to include renewable energy) and resource recovery related industry areas. Prior to Cove Partners, Mr. Schneider was a Managing Member at Red River Capital Partners, LLC, an investment banking and financial advisory firm with industry area specializations in the alternative energy, resource recovery, technology and telecommunications industry areas. Prior to Red River Capital Partners, from 2002 to 2005, Mr. Schneider served as Head of Investment Banking and Special Advisor to the Board of Directors for the Crown Financial Group, Inc., a publicly traded, U.S. based securities broker dealer and leading market maker in NASO and other over the counter securities.

Mr. Schneider's investment banking qualifications and experiences span the capital markets as it would concern capital raising and financial advisory services for corporate and certain municipal government interests, to include, debt and equity capital raises, merger, acquisition and divestiture transactions, valuation analyses, fairness opinions, tender and exchange offers and corporate and financial restructurings. Mr. Schneider's sales and trading qualifications and experiences include private placements and public offerings of equity, corporate debt, convertible securities, corporate structured finance securities as well as tax-exempt, tax-advantaged and taxable municipal debt securities. In addition to his investment banking and sales and trading experiences, Mr. Schneider has senior investment management qualification and experience, serving as a senior portfolio manager and Director of Bond Management for Prudential Insurance Company and a portfolio manager for General Reinsurance Corporation where his work concerned a wide range of securities, to include, corporate bonds, convertible securities, equity securities and municipal bonds.

Mr. Schneider received his undergraduate degree, a Bachelor of Science in Economics, with honors, with four majors: Finance, Economics, Organizational Management and Entrepreneurial Management, from the University of Pennsylvania's Wharton School of Business where he was a Clareth Fund recipient.

Halford W. Johnson, Age 50, Chief Financial Officer - Since October 2012, Mr. Johnson has been the CFO of Capstone Affluent Strategies, Inc., an exclusive independent wealth management firm in Irvine, California. On September 25, 2013, Mr. Johnson was appointed as the CFO of Capstone Financial Group, Inc. As CFO, Mr. Johnson's responsibilities include analysis of company sales, expenses and cash flow, creating and maintaining financial reports and oversight of compliance, administrative staff and payroll. Mr. Johnson has 28 years of experience in financial services, with emphasis on the areas of investment, business and estate planning, as well as compliance supervision.

Mr. Johnson does not have an employment agreement, but receives an annual salary of $90,000 as compensation in connection with his appointment as CFO of the Company. Additionally, Mr. Johnson recently received 119,497 shares of the Company’s restricted common stock as additional compensation.

Family Relationships

There are no family relationships among any of our officers or directors.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
(3)	Compliance with applicable governmental laws, rules and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

We have not adopted a corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Corporate Governance

We currently do not have standing audit, nominating and compensation committees of the board of directors, or committees performing similar functions. Until formal committees are established, our entire board of directors, perform the same functions as an audit, nominating and compensation committee.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past five years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•
had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•
been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•
been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

EXECUTIVE COMPENSATION

Overview of Compensation Program

We currently have not appointed members to serve on the Compensation Committee of the Board of Directors. Until a formal committee is established, our entire Board of Directors has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy.  The Board of Directors ensures that the total compensation paid to the executives is fair, reasonable and competitive.

Compensation Philosophy and Objectives

The Board of Directors believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value.  As a result of the size of the Company and only having two executive officers, the Board evaluates both performance and compensation on an informal basis.  Upon hiring additional executives, the Board intends to establish a Compensation Committee to evaluate both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly-situated executives of our peer companies.  To that end, the Board believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based compensation that reward performance as measured against established goals.

Role of Executive Officers in Compensation Decisions

The Board of Directors makes all compensation decisions for, and approves recommendations regarding equity awards to, the executive officers and Directors of the Company.  Decisions regarding the non-equity compensation of other employees of the Company are made by management.

Summary Compensation

During the year ended December 31, 2012, our former officers did not receive any compensation for their roles associated as the Company’s officers.

No action took place in 2012 relative to Executive Compensation.

Director Compensation

As a result of having limited resources we did not have an established compensation package for our prior sole director during the year ended December 31, 2012.

No actions took place in 2012 relative to Executive Compensation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

On July 12, 2012, we executed a promissory note with a related party for $10,000.  The unsecured loan bears interest at 6% per annum with principal and interest due on July 13, 2015.  During the three months ended September 30, 2013, related party loaned an additional $3,500 to the Company with the same terms as the previous promissory note for $10,000.  During the three months ended September 30, 2013, the related party forgave the entire balance of principal of $13,500 and accrued interest of $702.  As of September 30, 2013, the balance of accrued interest was $0.

On August 8, 2013, we executed a revolving credit line with an entity owned and controlled by an officer, director and shareholder for up to $500,000.  The unsecured line of credit bears interest at 2% per annum with principal and interest due on August 8, 2015.  As of September 30, 2013, an amount of $154,443 has been used for general corporate purposes with a remaining balance of $345,557 available.  As of September 30, 2013, the balance of accrued interest was $358.

On September 13, 2013, we executed a revolving credit line receivable with an entity owned and controlled by an officer, director and shareholder for up to $500,000.  The unsecured line of credit bears interest at 2% per annum with principal and interest due on September 13, 2015.  As of September 30, 2013, an amount of $370,000 was loaned to the related party with a remaining balance of $130,000 available.  As of September 30, 2013, the balance of accrued interest was $264.

Our office space located at 2600 Michelson Dr., Suite 700, Irvine, CA 92612 is currently provided at no cost from an officer and director of the Company.

Promoters and Certain Control Persons

We did not have any promoters at any time since our inception in July 10, 2012.

On September 6, 2013, pursuant to a Stock Purchase Agreement, Mr. Ryan Faught sold and issued 3,548,200 pre-split shares (70,964,000 post-split shares) of the Company’s common stock, $0.001 par value per share, to Mr. Darin Pastor, for an aggregate purchase price of $1,774.10.

Additionally, on September 6, 2013, pursuant to a Stock Purchase Agreement, Mr. Ryan Faught sold and issued 451,800 pre-split shares (9,036,000 post-split shares) of the Company’s common stock, $0.001 par value per share, to Mr. George Schneider, for an aggregate purchase price of $225.90.

As a result of the Stock Purchase Agreements mentioned above, on September 6, 2013, Mr. Darin Pastor and Mr. George Schneider obtained control of the Company by acquiring direct beneficial control of 4,000,000 pre-split shares of common stock (78,200,000 post-split shares) or 88.6%.

Director Independence

We currently do not have any independent directors, as the term “independent” is defined in Section 803A of the NYSE Amex LLC Company Guide. Since the Over the Counter Bulletin Board (“OTCBB”) does not have rules regarding director independence, the Board makes its determination as to director independence based on the definition of “independence” as defined under the rules of the New York Stock Exchange (“NYSE”) and American Stock Exchange (“Amex”).

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are not presently a party to any material litigation, nor to the knowledge of management is any litigation threatened against us, which may materially affect us.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock is traded in the OTC Markets QB (OTCQB), under the symbol “CAPP”.  We have been eligible to participate in the OTCQB since April 8, 2013 and from that time until the third quarter of 2013 our common stock was traded on a very sporadic basis.  The following table lists the available quotations for the high and low prices for the last 3 quarters in 2013.

The following table sets forth, the high and low prices for our common stock as reported by a Quarterly Trade and Quote Summary Report of the OTC:BB. These quotations reflect inter-dealer prices, without retail mark-up, markdown or commission, and may not necessarily represent actual transactions.

	Period Ending September 30, 2013
	PRICES
	High	Low
1st Quarter	0	$0
2nd Quarter	0	$0
3rd Quarter	1.55	$0

Holders of Common Stock

As of December 4, 2013, there were approximately 35 stockholders of record of our common stock.  This number does not include shares held by brokerage clearing houses, depositories or others in unregistered form.

As of December 3, 2013, the closing price of our shares of common stock was $6.20 per share.

Dividends

Any decisions regarding dividends will be made by our board of directors.  We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future.  Our board of directors has complete discretion on whether to pay dividends.  Even if our board of directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the board of directors may deem relevant.

RECENT SALES OF UNREGISTERED SECURITIES

Stock Issuances pursuant to Subscription Agreements

In September 2013, we sold 1,470,000 shares of common stock to a total of 6 accredited investors for a total purchase price of $294,000, all of which was paid in cash. The 1,470,000 shares of common stock were issued on September 30, 2013.

In October 2013, we sold 1,355,000 shares of common stock to a total of 23 accredited investors for a total purchase price of $1,084,000, all of which was paid in cash. The 1,355,000 shares of common stock are in the process of being issued.

We believe that the issuance and sale of the above securities were exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2), Regulation D and/or Regulation S. The securities were issued directly by us and did not involve a public offering or general solicitation. The recipients of the securities were afforded an opportunity for effective access to files and records of our company that contained the relevant information needed to make their investment decision, including our financial statements and 34 Act reports. We reasonably believed that the recipients, immediately prior to issuing the securities, had such knowledge and experience in our financial and business matters that they were capable of evaluating the merits and risks of their investment. The recipients had the opportunity to speak with our management on several occasions prior to their investment decision. There were no commissions paid on the issuance and sale of the shares.

DESCRIPTION OF SECURITIES

Common Stock

Our articles of incorporation authorize the issuance of 2,000,000,000 Shares of common stock, $0.001 par value per share, of which 93,025,000 shares were outstanding as of the date of this Current Report.  Common stock holders are entitled to one vote for each share on all matters to be voted on by the stockholders.  Holders of common stock have no cumulative voting rights. Common stock holders are entitled to share ratably in dividends, if any, as may be declared, from time to time by the board of directors in its discretion, from funds legally available to be distributed.  In the event of a liquidation, dissolution or winding up of the Company, the common stockholders are entitled to share pro rata all assets remaining after payment in full of all liabilities.  Holders of common stock have no preemptive rights to purchase our common stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the common stock.  All of the outstanding shares of common stock are validly issued, fully paid and non-assessable.

Preferred Stock

Our articles of incorporation authorizes the issuance of 10,000,000 shares of preferred stock, $0.001 par value per share, of which no shares of Preferred stock are outstanding as of the date of this Current Report.  The preferred stock may be issued from time to time by the board of directors as shares of one or more classes or series.  Our board of directors, subject to the provisions of our Articles of Incorporation and limitations imposed by law, is authorized to:

•      adopt resolutions;
•      to issue the Shares;
•      to fix the number of shares;
•      to change the number of shares constituting any series; and
•      to provide for or change the following:
-	the voting powers;
-	designations;
-	preferences; and
-	relative, participating, optional or other special rights, qualifications, limitations or restrictions, including the following:
*      dividend rights (including whether dividends are cumulative);
*      dividend rates;
*      terms of redemption (including sinking fund provisions);
*      redemption prices;
*      conversion rights; and
*	liquidation preferences of the shares constituting any class or series of the preferred stock.

In each of the listed cases, we will not need any further action or vote by the stockholders.

One of the effects of undesignated preferred stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of us by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of our management.  The issuance of shares of preferred stock pursuant to the Board of Director’s authority described above may adversely affect the rights of holders of common stock.  For example, preferred stock issued by us may rank prior to the common stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of common stock.  Accordingly, the issuance of shares of preferred stock may discourage bids for the common stock at a premium or may otherwise adversely affect the market price of the common stock.

Transfer Agent

The Company’s transfer agent for its common stock is West Coast Stock Transfer, Inc., 721 N. Vulcan Ave., Suite 205, Encinitas, California 92024.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our Articles of Incorporation and Bylaws both provide for the indemnification of our officers and directors to the fullest extent permitted by Nevada law.

Limitation of Liability of Directors

Pursuant to the Nevada General Corporation Law, our Articles of Incorporation exclude personal liability for our Directors for monetary damages based upon any violation of their fiduciary duties as Directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which a Director receives an improper personal benefit. This exclusion of liability does not limit any right which a Director may have to be indemnified and does not affect any Director’s liability under federal or applicable state securities laws. We have agreed to indemnify our directors against expenses, judgments, and amounts paid in settlement in connection with any claim against a Director if he acted in good faith and in a manner he believed to be in our best interests.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
AND FINANCIAL DISCLOSURE

We have had no disagreements with our independent auditors on accounting or financial disclosures.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Incorporated by reference
Exhibit Number	Exhibit Description	Filed herewith	Form	Period ending	Exhibit	Filing date
3(i)(a)	Articles of Incorporation - July 10, 2012		S-1		3(i)(a)	10/17/12
3(i)(b)	Certificate of Amendment – August 26, 2013		8-K		3(i)(a)	8/29/13
3(i)(c)	Certificate of Change – September 6, 2013		8-K		3(i)(c)	9/12/13
3(ii)(a)	Bylaws		S-1		3(ii)	10/17/12

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE FINANCIAL GROUP, INC.

By: /S/ Darin Pastor
Darin Pastor, Chief Executive Officer

Date: December 5, 2013

CAPSTONE FINANCIAL GROUP, INC.

INDEX TO FINANCIAL STATEMENTS

Page
Audited Financial Statements for the Fiscal Year Ended December 31, 2012
Report of Independent Registered Public Accounting Firm	29
Balance Sheet as of December 31, 2012	30
Statements of Operations for the year ended December 31, 2012	31
Statement of Stockholders’ Equity (Deficit) for the year ended December 31, 2012	32
Statement of Cash Flows for the year ended December 31, 2012	33
Notes to Financial Statements	34 - 38

Unaudited Financial Statements for the Quarter Ended September 30, 2013
Balance Sheets	41
Statements of Operations	42
Statement of Cash Flows	43
Notes to Financial Statements	44 - 55

CAPSTONE FINANCIAL GROUP, INC.

FINANCIAL STATEMENTS (AUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2012

CAPSTONE FINANCIAL GROUP, INC.

INDEX TO FINANCIAL STATEMENTS (AUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2012

Office Locations
 Las Vegas, NV
  New York, NY
    Pune, India

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Creative App Solutions Inc.

We have audited the accompanying balance sheet of Creative App Solutions Inc. (A Development  Stage Company) as of December 31, 2012 and the related statement of operations, stockholder’s deficit, and cash flows from inception (July 10, 2012) to December 31, 2012. Creative App Solutions Inc’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over the financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Creative App Solutions Inc. (A Development Stage Company) as of December 31, 2012 and the result of its operations and its cash flows from inception (July 10, 2012) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered losses from operations, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ De Joya Griffith, LLC
Henderson, Nevada
March 21, 2013

De Joya Griffith, LLC ● 2580 Anthem Village Dr. ● Henderson, NV ● 89052
Telephone (702) 563-1600 ● Facsimile (702) 920-8049
www.dejoyagriffith.com

CAPSTONE FINANCIAL GROUP, INC.
(FORMERLY CREATIVE APP SOLUTIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
(audited)

December 31,
2012
ASSETS

Current assets:
Cash	$6,140
Total current assets	6,140

Total assets	$6,140

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$300
Total current liabilities	300

Long term liabilities:
Accrued interest payable	501
Accrued interest payable - related party	283
Line of credit	35,000
Notes payable - related party	10,000
Total long term liabilities	45,784

Total liabilities	46,084

Stockholders' deficit:
Preferred stock, $0.001 par value, 10,000,000 shares
authorized, no and no shares issued and outstanding
as of August 31, 2012	-
Common stock, $0.001 par value, 100,000,000 shares
authorized, 4,010,000 shares issued and outstanding
as of December 31, 2012	4,010
Additional paid in capital	490
Deficit accumulated during development stage	(44,444)
Total stockholders' deficit	(39,944)

Total liabilities and stockholders' deficit	$6,140

See Accompanying Notes to the Financial Statements.

CAPSTONE FINANCIAL GROUP, INC.
(FORMERLY CREATIVE APP SOLUTIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
(audited)

Inception
(July 10, 2012)
to
December 31,
2012

Revenue	$-

Operating expenses:
General and administrative	684
Professional fees	42,976
Total operating expenses	43,660

Other expense:
Interest expense	501
Interest expense - related party	283
Total other expense	784

Net loss	$(44,444)

Weighted average number of common
shares outstanding - basic	3,986,629

Net loss per share - basic	$(0.01)

See Accompanying Notes to the Financial Statements.

CAPSTONE FINANCIAL GROUP, INC.
(FORMERLY CREATIVE APP SOLUTIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' DEFICIT
(audited)

						Deficit
						Accumulated
						During	Total
	Preferred Shares		Common Shares		Subscriptions	Development	Stockholders'
	Shares	Amount	Shares	Amount	Receivable	Stage	Deficit
Inception, (July 10, 2012)	-	$-	-	$-	$-	$-	$-

July 11, 2012
Issuance of common stock for cash	-	-	4,000,000	4,000	-	-	4,000

July 19, 2012
Issuance of common stock for services	-	-	10,000	10	490	-	500

Net loss	-	-	-	-	-	(44,444)	(44,444)

Balance, December 31, 2012	-	$-	4,010,000	$4,010	$490	$(44,444)	$(39,944)

See Accompanying Notes to the Financial Statements.

CAPSTONE FINANCIAL GROUP, INC.
(FORMERLY CREATIVE APP SOLUTIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
(audited)

Inception
(July 10, 2012)
to
December 31,
2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(44,444)
Adjustments to reconcile net income
to net cash used in operating activities:
Stock issued for services	500
Changes in operating assets and liabilities:
Increase in accounts payable	300
Increase in accrued interest payable	501
Increase in accrued interest payable - related party	283

Net cash used in operating activities	(42,860)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from line of credit	35,000
Proceeds from notes payable - related party	10,000
Proceeds from sale of common stock, net of offering costs	4,000

Net cash provided by financing activities	49,000

NET CHANGE IN CASH	6,140

CASH AT BEGINNING OF PERIOD	-

CASH AT END OF PERIOD	$6,140

SUPPLEMENTAL INFORMATION:
Interest paid	$-
Income taxes paid	$-

NON-CASH FINANCING ACTIVITIES:
Stock issued for services	$500

See Accompanying Notes to the Financial Statements.

CAPSTONE FINANCIAL GROUP, INC.
(FORMERLY CREATIVE APP SOLUTIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
(AUDITED)

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization
The Company was incorporated on July 10, 2012 (Date of Inception) under the laws of the State of Nevada, as Creative App Solutions, Inc.

The Company has not commenced significant operations and, in accordance with ASC Topic 915, the Company is considered a development stage company.

Nature of operations
The Company will design and sell mobile application for the Apple and Android platforms.

Year End
The Company’s year end is December 31.

Cash and cash equivalents
For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value.

Revenue Recognition
We recognize revenue when all of the following conditions are satisfied: (1) there is persuasive evidence of an arrangement; (2) the product or service has been provided to the customer; (3) the amount of fees to be paid by the customer is fixed or determinable; and (4) the collection of our fees is probable.

The Company will record revenue when it is realizable and earned and the services have been rendered to the customers.

Advertising Costs
Advertising costs are anticipated to be expensed as incurred; however there were no advertising costs included in general and administrative expenses for the period from Inception (July 10, 2012) to December 31, 2012.

Fair value of financial instruments
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2012. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, prepaid expenses and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Level 1: The preferred inputs to valuation efforts are “quoted prices in active markets for identical assets or liabilities,” with the caveat that the reporting entity must have access to that market.  Information at this level is based on direct observations of transactions involving the same assets and liabilities, not assumptions, and thus offers superior reliability. However, relatively few items, especially physical assets, actually trade in active markets.

Level 2: FASB acknowledged that active markets for identical assets and liabilities are relatively uncommon and, even when they do exist, they may be too thin to provide reliable information. To deal with this shortage of direct data, the board provided a second level of inputs that can be applied in three situations.

CAPSTONE FINANCIAL GROUP, INC.
(FORMERLY CREATIVE APP SOLUTIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
(AUDITED)

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair value of financial instruments (continued)
Level 3: If inputs from levels 1 and 2 are not available, FASB acknowledges that fair value measures of many assets and liabilities are less precise. The board describes Level 3 inputs as “unobservable,” and limits their use by saying they “shall be used to measure fair value to the extent that observable inputs are not available.” This category allows “for situations in which there is little, if any, market activity for the asset or liability at the measurement date”. Earlier in the standard, FASB explains that “observable inputs” are gathered from sources other than the reporting company and that they are expected to reflect assumptions made by market participants.

Stock-based compensation
The Company records stock based compensation in accordance with the guidance in ASC Topic 505 and 718 which requires the Company to recognize expenses related to the fair value of its employee stock option awards.  This eliminates accounting for share-based compensation transactions using the intrinsic value and requires instead that such transactions be accounted for using a fair-value-based method. The Company recognizes the cost of all share-based awards on a graded vesting basis over the vesting period of the award.

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with FASB ASC 718-10 and the conclusions reached by the FASB ASC 505-50. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by FASB ASC 505-50.

Earnings per share
The Company follows ASC Topic 260 to account for the earnings per share. Basic earning per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earning per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

Income taxes
The Company follows ASC Topic 740 for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

CAPSTONE FINANCIAL GROUP, INC.
(FORMERLY CREATIVE APP SOLUTIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
(AUDITED)

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income taxes (continued)
Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties. ASC Topic 740 only allows the recognition of those tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by the taxing authorities. As of December 31, 2012, the Company reviewed its tax positions and determined there were no outstanding, or retroactive tax positions with less than a 50% likelihood of being sustained upon examination by the taxing authorities, therefore this standard has not had a material affect on the Company.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

The Company classifies tax-related penalties and net interest as income tax expense. As of December 31, 2012, no income tax expense has been incurred.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Recent pronouncements
The Company has evaluated the recent accounting pronouncements through March 2013 and believes that none of them will have a material effect on the company’s financial statements.

NOTE 2 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated revenues from operations. Since its inception, the Company has been engaged substantially in financing activities and developing its business plan and incurring start up costs and expenses. As a result, the Company incurred accumulated net losses from Inception (July 10, 2012) through the period ended December 31, 2012 of ($44,444). In addition, the Company’s development activities since inception have been financially sustained through debt and equity financing.

The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

CAPSTONE FINANCIAL GROUP, INC.
(FORMERLY CREATIVE APP SOLUTIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
(AUDITED)

NOTE 3 – LINE OF CREDIT

On July 15, 2012, the Company executed a revolving credit line with third party for up to $200,000.  The unsecured line of credit bears interest at 6% per annum with principal and interest due on July 16, 2015.  As of December 31, 2012, an amount of $35,000 has been used for general corporate purposes with a remaining balance of $165,000 available.  As of December 31, 2012, the balance of accrued interest was $501.

Interest expense for the period from inception (July 10, 2012) through the period ended December 31, 2012 of $501.

NOTE 4 – NOTES PAYABLE – RELATED PARTY

On July 12, 2012, the Company executed a promissory note with a related third party for $10,000.  The unsecured loan bears interest at 6% per annum with principal and interest due on July 13, 2015.  As of December 31, 2012, the balance of accrued interest was $283.

Interest expense for the period from inception (July 10, 2012) through the period ended December 31, 2012 of $283.

NOTE 5 – INCOME TAXES

At December 31, 2012, the Company had a federal operating loss carryforward of $43,944, which begins to expire in 2032.

Components of net deferred tax assets, including a valuation allowance, are as follows at December 31, 2012:

2012
Deferred tax assets:
Net operating loss carryforward	$15,380
Total deferred tax assets	15,380
Less: Valuation allowance	(15,380)
Net deferred tax assets	$-

The valuation allowance for deferred tax assets as of December 31, 2012 was $15,380, which will begin to expire 2032.  In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible.  Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment.  As a result, management determined it was more likely than not the deferred tax assets would not be realized as of December 31, 2012 and maintained a full valuation allowance.

CAPSTONE FINANCIAL GROUP, INC.
(FORMERLY CREATIVE APP SOLUTIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
(AUDITED)

NOTE 5 – INCOME TAXES (CONTINUED)

Reconciliation between the statutory rate and the effective tax rate is as follows at December 31, 2012:

2012
Federal statutory rate	(35.0)%
State taxes, net of federal benefit	(0.00)%
Change in valuation allowance	35.0%
Effective tax rate	0.0%

NOTE 6 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue 100,000,000 shares of its $0.001 par value common stock and 10,000,000 shares of its $0.001 par value preferred stock.

Common Stock
On July 11, 2012, the Company issued an officer and director of the Company 4,000,000 shares of its $0.001 par value common stock at a price of $0.001 per share for cash of $4,000.

On July 19, 2012, the Company issued 10,000 shares of common stock at a price of $0.05 per share for legal services valued at $500.  The Company valued the shares at the fair value of the services rendered.

During the period from inception (July 10, 2012) through the period ended December 31, 2012, there have been no other issuances of common stock.

NOTE 7 – WARRANTS AND OPTIONS

As of December 31, 2012, there were no warrants or options outstanding to acquire any additional shares of common stock.

NOTE 8 – SUBSEQUENT EVENTS

In January 2013, the Company received $35,000 from the $200,000 revolving line of credit with a third party.

In February 2013, the Company issued a total of 500,000 shares of common stock for total cash received of $50,000.

CAPSTONE FINANCIAL GROUP, INC.

FINANCIAL STATEMENTS (UNAUDITED)

FOR THE QUARTER ENDED SEPTEMBER 30, 2013

CAPSTONE FINANCIAL GROUP, INC.

INDEX TO FINANCIAL STATEMENTS (UNAUDITED)

FOR THE QUARTER ENDED SEPTEMBER 30, 2013

Page
Balance Sheets	41
Statements of Operations	42
Statements of Cash Flows	43
Notes to Financial Statements	44 - 55

BALANCE SHEETS
(unaudited)

	September 30,	December 31,
	2013	2012
ASSETS

Current assets:
Cash	$45,566	$6,140
Total current assets	45,566	6,140

Line of credit receivable - related party	370,000	-
Accrued interest receivable - related party	264	-

Total assets	$415,830	$6,140

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$5,474	$300
Total current liabilities	5,474	300

Long term liabilities:
Accrued interest payable	-	501
Accrued interest payable - related party	358	283
Line of credit payable	-	35,000
Line of credit payable - related party	154,443	-
Notes payable - related party	-	10,000
Total long term liabilities	154,801	45,784

Total liabilities	160,275	46,084

Stockholders' equity (deficit):
Preferred stock, $0.001 par value, 10,000,000 shares
authorized, no and no shares issued and outstanding
as of September 30, 2013 and December 31, 2012, respectively	-	-
Common stock, $0.001 par value, 2,000,000,000 shares
authorized, 91,670,000 and 80,200,000 shares issued and outstanding
as of September 30, 2013 and December 31, 2012, respectively	91,670	80,200
Additional paid in capital	271,032	(75,700)
Deficit accumulated during development stage	(107,147)	(44,444)
Total stockholders' equity (deficit)	255,555	(39,944)

Total liabilities and stockholders' equity (deficit)	$415,830	$6,140

See Accompanying Notes to Financial Statements.

CAPSTONE FINANCIAL GROUP, INC.
(FORMERLY CREATIVE APP SOLUTIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
(unaudited)

	For the	For the	Inception	Inception
	three months	nine months	(July 10, 2012)	(July 10, 2012)
	ended	ended	ended	to
	September 30,	September 30,	September 30,	September 30,
	2013	2013	2012	2013

Revenue	$121,627	$121,627	$-	$121,627

Operating expenses:
General and administrative	12,689	14,122	597	14,806
Professional fees	52,636	161,732	10,800	204,708
Professional fee - related party	5,000	5,000	-	5,000
Total operating expenses	70,325	180,854	11,397	224,514

Other income (expense):
Interest income - related party	264	264	-	264
Interest expense	(652)	(2,963)	-	(3,464)
Interest expense - related party	(479)	(777)	(132)	(1,060)
Total other expense	(867)	(3,476)	(132)	(4,260)

Net loss	$50,435	$(62,703)	$(11,529)	$(107,147)

Weighted average number of common
shares outstanding - basic	90,311,848	88,223,040	80,180,488

Net loss per share - basic	$0.00	$(0.00)	$(0.00)

See Accompanying Notes to Financial Statements.

CAPSTONE FINANCIAL GROUP, INC.
(FORMERLY CREATIVE APP SOLUTIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
(unaudited)

	For the	Inception	Inception
	nine months	(July 10, 2012)	(July 10, 2012)
	ended	ended	to
	September 30,	September 30,	September 30,
	2013	2012	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(62,703)	$(11,529)	$(107,147)
Adjustments to reconcile net income
to net cash used in operating activities:
Stock issued for services	-	500	500
Changes in operating assets and liabilities:
(Increase) in accrued interest receivable - related party	(264)	-	(264)
Increase in accounts payable	5,174	300	5,474
(Decrease) in accrued interest payable	(501)	-	-
Increase in accrued interest payable - related party	777	132	1,060

Net cash used in operating activities	(57,517)	(10,597)	(100,377)

CASH FLOWS FROM INVESTING ACTIVITIES
Payments for line of credit receivable - related party	(370,000)	-	(370,000)

Net cash used in investing activities	(370,000)	-	(370,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from line of credit payable	61,500	-	96,500
Repayments on line of credit payable	(96,500)	-	(96,500)
Proceeds from line of credit - related party	154,443	-	154,443
Proceeds from notes payable - related party	3,500	10,000	13,500
Proceeds from sale of common stock, net of offering costs	344,000	4,000	348,000

Net cash provided by financing activities	466,943	14,000	515,943

NET CHANGE IN CASH	39,426	3,403	45,566

CASH AT BEGINNING OF PERIOD	6,140	-	-

CASH AT END OF PERIOD	$45,566	$3,403	$45,566

SUPPLEMENTAL INFORMATION:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

NON-CASH FINANCING ACTIVITIES:
Stock issued for services	$-	$-	$500
Forgiveness of debt - related party	$14,202	$-	$14,202

See Accompanying Notes to Financial Statements.

CAPSTONE FINANCIAL GROUP, INC.
(FORMERLY CREATIVE APP SOLUTIONS, INC. A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation
The interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These statements reflect all adjustments, consisting of normal recurring adjustments, which in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these interim financial statements be read in conjunction with the financial statements of the Company for the year ended December 31, 2012 and notes thereto included in the Company’s 10-K annual report. The Company follows the same accounting policies in the preparation of interim reports.

Results of operations for the interim period are not indicative of annual results.

Organization
The Company was incorporated on July 10, 2012 (Date of Inception) under the laws of the State of Nevada, as Creative App Solutions, Inc.  On August 23, 2013, the Company amended its articles of incorporation and changed their name to Capstone Financial Group, Inc.

The Company has not commenced significant operations and, in accordance with ASC Topic 915, the Company is considered a development stage company.

Nature of operations
The Company will design and sell mobile application for the Apple and Android platforms.  During the three months ended September 30, 2013 the Company changed its business plan and plans to offer financial services and consulting to businesses and they rely heavily on an officer, director and shareholder who hold the proper licenses in order to conduct business.

Cash and cash equivalents
For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value.

Revenue recognition
We recognize revenue when all of the following conditions are satisfied: (1) there is persuasive evidence of an arrangement; (2) the product or service has been provided to the customer; (3) the amount of fees to be paid by the customer is fixed or determinable; and (4) the collection of our fees is probable.

The Company will record revenue when it is realizable and earned and the services have been rendered to the customers.  During the three months ended September 30, 2013, the Company recorded $121,627 in revenue related to financial services consulting and commissions that were assigned by an officer, director and shareholder of the Company.  The assignment was necessary since the officer, director and shareholder holds the proper licenses in order to conduct business.

CAPSTONE FINANCIAL GROUP, INC.
(FORMERLY CREATIVE APP SOLUTIONS, INC. A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising Costs
Advertising costs are anticipated to be expensed as incurred; however there were no advertising costs included in general and administrative expenses from Inception (July 10, 2012) to September 30, 2013.

Fair value of financial instruments
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of September 30, 2013. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, prepaid expenses and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Level 1: The preferred inputs to valuation efforts are “quoted prices in active markets for identical assets or liabilities,” with the caveat that the reporting entity must have access to that market.  Information at this level is based on direct observations of transactions involving the same assets and liabilities, not assumptions, and thus offers superior reliability. However, relatively few items, especially physical assets, actually trade in active markets.

Level 2: FASB acknowledged that active markets for identical assets and liabilities are relatively uncommon and, even when they do exist, they may be too thin to provide reliable information. To deal with this shortage of direct data, the board provided a second level of inputs that can be applied in three situations.

Level 3: If inputs from levels 1 and 2 are not available, FASB acknowledges that fair value measures of many assets and liabilities are less precise. The board describes Level 3 inputs as “unobservable,” and limits their use by saying they “shall be used to measure fair value to the extent that observable inputs are not available.” This category allows “for situations in which there is little, if any, market activity for the asset or liability at the measurement date”. Earlier in the standard, FASB explains that “observable inputs” are gathered from sources other than the reporting company and that they are expected to reflect assumptions made by market participants.

Stock-based compensation
The Company records stock based compensation in accordance with the guidance in ASC Topic 505 and 718 which requires the Company to recognize expenses related to the fair value of its employee stock option awards.  This eliminates accounting for share-based compensation transactions using the intrinsic value and requires instead that such transactions be accounted for using a fair-value-based method. The Company recognizes the cost of all share-based awards on a graded vesting basis over the vesting period of the award.

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with FASB ASC 718-10 and the conclusions reached by the FASB ASC 505-50. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by FASB ASC 505-50.

CAPSTONE FINANCIAL GROUP, INC.
(FORMERLY CREATIVE APP SOLUTIONS, INC. A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Earnings per share
The Company follows ASC Topic 260 to account for the earnings per share. Basic earning per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.  As of September 30, 2013, there were no dilutive common shares outstanding.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Concentration of revenue
During the three months ended September 30, 2013, there was $121,627 in revenue generated from one customer.

Recent pronouncements
The Company has evaluated the recent accounting pronouncements through November 2013 and believes that none of them will have a material effect on the company’s financial statements.

NOTE 2 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated revenues from operations. Since its inception, the Company has been engaged substantially in financing activities and developing its business plan and incurring start up costs and expenses. As a result, the Company incurred accumulated net losses from Inception (July 10, 2012) through the period ended September 30, 2013 of ($107,147). In addition, the Company’s development activities since inception have been financially sustained through debt and equity financing.

The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

CAPSTONE FINANCIAL GROUP, INC.
(FORMERLY CREATIVE APP SOLUTIONS, INC. A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 3 – LINE OF CREDIT RECEIVABLE – RELATED PARTY

On September 13, 2013, the Company executed a revolving credit line receivable with an entity owned and controlled by an officer, director and shareholder for up to $500,000.  The unsecured line of credit bears interest at 2% per annum with principal and interest due on September 13, 2015.  As of September 30, 2013, an amount of $370,000 was loaned to the related party with a remaining balance of $130,000 available.  As of September 30, 2013, the balance of accrued interest was $264.

Interest expense for line of credit receivable – related party for the three months ended September 30, 2013 was $264.  Interest expense for line of credit receivable – related party for the nine months ended September 30, 2013 was $264.

NOTE 4 – LINE OF CREDIT PAYABLE

On July 15, 2012, the Company executed a revolving credit line with third party for up to $200,000.  The unsecured line of credit bears interest at 6% per annum with principal and interest due on July 16, 2015.  As of September 30, 2013, an amount of $0 has been used for general corporate purposes with a remaining balance of $200,000 available.  During the three months ended September 30, 2013, the Company repaid the entire balance of principal of $92,200 and accrued interest of $3,463.  This line of credit is no longer available to the Company as of September 30, 2013.  As of September 30, 2013, the balance of accrued interest was $0.

Interest expense for line of credit payable for the three months ended September 30, 2013 was $652.  Interest expense for line of credit payable for the nine months ended September 30, 2013 was $2,963.

NOTE 5 – LINE OF CREDIT PAYABLE – RELATED PARTY

On August 8, 2013, the Company executed a revolving credit line with an entity owned and controlled by an officer, director and shareholder for up to $500,000.  The unsecured line of credit bears interest at 2% per annum with principal and interest due on August 8, 2015.  As of September 30, 2013, an amount of $154,443 has been used for general corporate purposes with a remaining balance of $345,557 available.  As of September 30, 2013, the balance of accrued interest was $358.

Interest expense for the line of credit payable for the three months ended September 30, 2013 was $358.  Interest expense for the line of credit payable for the nine months ended September 30, 2013 was $358.

NOTE 6 – NOTES PAYABLE – RELATED PARTY

On July 12, 2012, the Company executed a promissory note with a related party for $10,000.  The unsecured loan bears interest at 6% per annum with principal and interest due on July 13, 2015.  During the three months ended September 30, 2013, related party loaned an additional $3,500 to the Company with the same terms as the previous promissory note for $10,000.  During the three months ended September 30, 2013, the related party forgave the entire balance of principal of $13,500 and accrued interest of $702.  As of September 30, 2013, the balance of accrued interest was $0.

Interest expense – related party for notes payable – related party for the three months ended September 30, 2013 was $121.  Interest expense – related party for notes payable – related party for the nine months ended June 30, 2013 was $419.

CAPSTONE FINANCIAL GROUP, INC.
(FORMERLY CREATIVE APP SOLUTIONS, INC. A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 7 – STOCKHOLDERS’ EQUITY (DEFICIT)

The Company is authorized to issue 2,000,000,000 shares of its $0.001 par value common stock and 10,000,000 shares of its $0.001 par value preferred stock.

On September 6, 2013, the Company effected a 20-for-1 forward stock split of its $0.001 par value common stock and increased its authorized common stock to 2,000,000,000 shares.

All shares and per share amounts have been retroactively restated to reflect the split discussed above.

Common stock
On February 25, 2013, the Company issued a total of 10,000,000 shares of common stock for cash totaling $50,000.

On April 16, 2013, the Company issued 1,000,000 shares of common stock to a former officer of the Company for services to be rendered valued at $5,000.  On June 6, 2013, the Company cancelled 1,000,000 shares of common stock due to non-performance of services and the individual was terminated.

During September 2013, the Company issued 1,470,000 shares of common stock for cash of $294,000.

NOTE 8 – WARRANTS AND OPTIONS

As of September 30, 2013, there were no warrants or options outstanding to acquire any additional shares of common stock.

NOTE 9 – SUBSEQUENT EVENTS

During October 2013, the Company issued 2,255,000 shares of common stock for cash of $1,804,000.

During October 2013, the Company loaned a related party an additional $549,872 as part of the line of credit receivable – related party.  The Company amended the revolving credit line receivable to increase the credit limit to $2,000,000 and rest of the terms remains the same.